UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

REAL ESTATE CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8955 U.S. Highway 301 N., No. 192 Parrish, Florida		34219
(address of principal executive offices)		(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.  Other Events

On March 24, 2016, we filed a Form 8-K to report that FINRA had elected to not process our reverse stock split because, according to FINRA, Mr. John Fife, who is the principal of Typenex Co-Investment, LLC (“Typenex”), was the subject of a Securities and Exchange Commission (“SEC”) Administrative Proceeding in August 2007.  The Company borrowed money from Typenex pursuant to a convertible promissory note (the “Note”) dated August 14, 2013.

On April 21, 2016, Typenex assigned, transferred, and conveyed all of its right, title and interest in, to and arising under Note to The Dove Foundation, a charitable trust organized under the laws of the State of Illinois.  As the Company is no longer associated with either Typenex or Mr. Fife, we will be filing a new Issuer Company-Related Action Notification Form with FINRA requesting it process the reverse stock split which, under Florida Law, was effective February 15, 2016.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
99.1	Typenex / Dove Note Purchase Agreement
99.2	Typenex / Dove Assignment and Assumption Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE CONTACTS, INC.

Date: April 27, 2016	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer

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